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                                                                    EXHIBIT 23.4

                    CONSENT OF GRAY CARY WARE & FREIDENRICH

    We hereby consent to the use of the form of opinion filed as Exhibit 8.2 to the Registration Statement and further consent to the use of our name whenever appearing in the Registration Statement, including the Prospectus/Proxy Statement constituting a part thereof, and any amendments thereto.

                                          GRAY CARY WARE & FREIDENRICH
October 16, 1995